UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2002

SANGSTAT MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-22890	94-3076-069
(Commission File Number)	(IRS Employer Identification Number)

6300 Dumbarton Circle
Fremont, California   94555

(Address of principal executive offices including zip code)

510-789-4300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On February 4, 2002, SangStat Medical Corporation (the "Company") entered into a Purchase Agreement with the underwriters named therein for the public offering and sale of 4,500,000 shares of the Company's Common Stock. An additional 675,000 shares of Common Stock are subject to an over-allotment option granted to the underwriters. The Common Stock will be offered pursuant to a Prospectus Supplement, dated February 4, 2002, and the accompanying Prospectus, dated December 27, 2001, which together form a part of a Registration Statement on Form S-3 (Commission File No. 333-76028) previously filed with the Securities and Exchange Commission on December 28, 2001.

For additional information concerning these securities, refer to the exhibits attached to this Current Report on Form 8-K.

Item 7. Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

1.1

Purchase Agreement, dated February 4, 2002, by and among SangStat Medical Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Thomas Weisel Partners LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 5, 2002

SANGSTAT MEDICAL CORPORATION

By:	/s/ Stephen G. Dance

Stephen G. Dance
Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
1.1

Purchase Agreement, dated February 4, 2002, by and among SangStat Medical Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Thomas Weisel Partners LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).